FISCAL FOURTH QUARTER 2016 FINANCIAL RESULTS October 27, 2016

SAFE HARBOR & FAIR DISCLOSURE STATEMENT 2 Any statements made during our call today and information included in the supporting material that is not historical in nature, such as statements in the future tense and statements that include "believe," "expect," "intend," "plan," "anticipate," and similar terms and concepts, are forward-looking statements. Forward-looking statements are not guarantees since there are inherent difficulties in predicting future results, and actual results could differ materially from those expressed or implied in the forward-looking statements. For a list of factors that could cause actual results to differ materially from those discussed, please refer to the Company’s periodic SEC filings, particularly the risk factors in our Form 10-K filing for the fiscal year ended October 3, 2015, and the Safe Harbor and Fair Disclosure statement in yesterday’s press release. Plexus provides non-GAAP supplemental information, such as ROIC, Economic Return, and free cash flow, because those measures are used for internal management goals and decision making, and because they provide additional insight into financial performance. In addition, management uses these and other non-GAAP measures, such as adjusted net income and adjusted operating margin, to provide a better understanding of core performance for purposes of period-to-period comparisons. For a full reconciliation of non-GAAP supplemental information please refer to yesterday’s press release and our periodic SEC filings.

FISCAL FOURTH QUARTER RESULTS 3 Q4F16 Guidance Jul 20, 2016 Q4F16 Oct 1, 2016 Q3F16 Jul 2, 2016 Q4F16 vs. Q3F16 Revenue ($ millions) $655 to $685 $653 $668 - 2% Diluted EPS $0.56 $0.76 - 26% Non-GAAP Diluted EPS excluding special items $0.76 to $0.84 $0.82 $0.82 Flat ROIC 13.8% 13.0% + 80 bps • Strong operating performance delivered solid non-GAAP EPS • Late quarter softness in Networking/Communications sector • Mitigated impact of Typhoon Meranti at one of our Xiamen, China facilities • ROIC improves to 13.8%; 280 bps of Economic Return

TYPHOON MERANTI September 15, 2016 – Typhoon Meranti made landfall near Xiamen, China • Effective crisis management protocol mitigated typhoon impact • Proactive communication and responsive recovery plans enhanced customer satisfaction • Operations restored within 3 days 4 Factory Floor – Day 4 Factory Floor – Day 2

$1,062 $884 $808 $1,041 $1,229 $1,461 $1,546 $1,842 $1,617 $2,013 $2,231 $2,307 $2,228 $2,378 $2,654 $2,556 -10% -5% 0% 5% 10% 15% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 F01 F02 F03 F04 F05 F06 F07 F08 F09 F10 F11 F12 F13 F14 F15 F16 F16 Result Enduring Goal Revenue Growth (4%) 12% Economic Return 280 bps 500 bps FISCAL 2016 RESULTS Revenue ($M) Economic Return Economic Return solid despite weak revenue year 5

3.0% 3.5% 4.0% 4.5% 5.0% 5.5% 450 500 550 600 650 700 Q4F15 Q1F16 Q2F16 Q3F16 Q4F16 R e ve n u e $ M Revenue Adjusted Operating Margin FISCAL 2016 PERFORMANCE 6 • Rapid forecast decline in early Q1F16 led to unacceptable adjusted operating margins • Immediately implemented cost reduction and productivity improvement plan • Achieved target operating margin range in Q3F16, one quarter ahead of plan • Exceeded target operating margin range in Q4F16

FISCAL 2016 SECTOR REVENUE Sector F16 Revenue $M F16 Revenue YoY Delta $M F16 Revenue YoY Delta % 5 YEAR CAGR Healthcare/Life Sciences $780 $30 4% 11% Industrial/Commercial $774 $89 13% 8% Networking/ Communications $597 ($247) (29%) N/C (10%) Networking (28%) Communications 3% Defense/Security/Aerospace $405 $30 8% 15% Plexus $2,556 ($98) (4%) 3% Shift from Networking; Rebranded N/C sector as Communications CAGR excluding Networking • 5-Year: 8% • 6-Year: 10% Differentiated portfolio supports high-single to low-double digit CAGR 7

FISCAL 2017 FOCUS AREAS Optimism for Fiscal 2017 • Healthy new business wins • Record $2.8B funnel of qualified manufacturing opportunities Passion for Growth and Value Creation • Goal - Achieve $3B annual run rate as we exit fiscal 2017 • Deliver target operating margin range of 4.7% to 5.0% resulting in strong ROIC • Meaningful growth and profitability in Europe • Expand Aftermarket Services portfolio Competitive Differentiation Drives Exceptional Net Promoter Scores • Customer Service Excellence • Operational Excellence - Exceptional quality, on-time, at a fair price • Leverage “One Plexus” to drive efficiency globally • Commitment to social responsibility as a full-member of EICC 8

FISCAL FIRST QUARTER 9 Q1F17 Guidance Revenue $620 to $650 million GAAP Diluted EPS $0.74 to $0.82 • Includes $0.11 stock-based compensation expense Mid-point of revenue guidance suggests approximately 3% contraction • Order delays with an Industrial/Commercial customer • End-market weakness in Communications Mid-point of EPS guidance suggests strong operating margin • Resiliency of model due to cost reduction and productivity improvement initiatives Previously disclosed restructuring activities complete; Guiding GAAP EPS

CUSTOMER SERVICE EXCELLENCE THANK YOU to the more than 14,000 Plexus team members globally. Your commitment to Customer Service Excellence led to strong operational performance with solid Net Promoter Scores! 10

PERFORMANCE BY SECTOR 11 Q4F16 Oct 1, 2016 Q3F16 Jul 2, 2016 Q4F16 vs. Q3F16 Q1F17 Expectations (percentage points) Healthcare/ Life Sciences $192 29% $207 31% - 7% Up high single Industrial/ Commercial $231 35% $202 30% + 14% Down high single Networking/ Communications $128 20% $156 23% - 18% Down high single Defense/ Security/ Aerospace $102 16% $103 16% - 1% Down mid single Total Revenue $653 100% $668 100% - 2% Revenue in millions

MANUFACTURING WINS BY REGION 12 • $200M in annualized manufacturing revenue when fully ramped (37 programs) • Second consecutive quarter with wins greater than $190M • Strength in AMER region • EMEA return to healthy level $122M $51M $27M Q4F16 AMER APAC EMEA Wins Momentum = TFQ Wins / TFQ Revenue

MANUFACTURING WINS BY SECTOR • Wins balanced across market sectors • Sector wins supports healthy portfolio $44M $51M $69M $36M Q4F16 HC/LS I/C N/C D/S/A 13

MANUFACTURING WINS MOMENTUM Trailing Four Quarters (TFQ) for Manufacturing Wins 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 % o f TFQ S al es N ew W in s ($ M ) TFQ Wins TFQ Wins % of TFQ Sales New Wins Goal 25% TFQ $747M Quarterly Target: ~ $160M 14

MANUFACTURING FUNNEL Record manufacturing funnel at $2.8B HC/LS and I/C funnels particularly strong Supports the delivery of our differentiated portfolio 15

KEY OPERATIONS METRICS Operating Margin Target Range: 4.7% to 5.0% * Represents midpoint of guidance 16 3.0% 3.5% 4.0% 4.5% 5.0% 5.5% 450 500 550 600 650 700 Q1F13 Q2F13 Q3F13 Q4F13 Q1F14 Q2F14 Q3F14 Q4F14 Q1F15 Q2F15 Q3F15 Q4F15 Q1F16 Q2F16 Q3F16 Q4F16 Q1F17* R e ve n u e $ M Revenue Adjusted Operating Margin

INCOME STATEMENT 17 Q4F16 Comments Revenue $653 million Marginally below guidance range from weaker revenue primarily in Networking/Communications Gross margin 9.4% Includes a 50 basis point detriment due to losses incurred from Typhoon Meranti Adjusted gross margin excluding special items 9.9% Above guidance range; sequential improvement of 50 basis points from productivity improvement initiatives Selling & administrative expenses $36.1 million Includes $5.2 million from the acceleration of stock-based compensation expense related to our former CEO Operating margin 3.6% Includes $9.9 million of special charges Adjusted operating margin excluding special items 5.1% At high end of guidance range and above target range of 4.7 to 5.0% Diluted EPS $0.56 Includes $9.2 million or $0.26 per share of special charges Non-GAAP Diluted EPS $0.82 At upper end of guidance range of $0.76 to $0.84, includes $0.02 of foreign exchange gains

BALANCE SHEET AND CASH FLOWS 18 Q4F16 Comments Return on invested capital 13.8% 280 basis points above fiscal 2016 WACC of 11% Share repurchases $7.1 million ~ 155,000 at an average price of $45.81 per share Free cash flow ($2.2 million) Cash from operations: $5.1 million Capital expenditures: $7.3 million Cash cycle days 71 days Above guidance range of 64 to 68 days as a result of higher Accounts Receivable days

WORKING CAPITAL TRENDS 19 Q1F14 Q2F14 Q3F14 Q4F14 Q1F15 Q2F15 Q3F15 Q4F15 Q1F16 Q2F16 Q3F16 Q4F16 Inventory Days 83 84 84 80 82 86 88 85 88 91 87 87 A/R Days 51 49 48 44 52 48 48 53 53 48 51 58 A/P Days 64 63 67 60 53 63 62 60 59 62 62 61 Customer Deposit Days 8 8 8 8 9 12 12 12 11 11 13 13 Net Cash Cycle Days 62 62 57 56 72 59 62 66 71 66 63 71

FISCAL FIRST QUARTER 2017 GUIDANCE 20 Guidance Revenue $620 to $650 million Diluted EPS $0.74 to $0.82 Gross margin 9.6% to 9.8% SG&A $29 to $30 million Operating margin 4.9% to 5.2% Depreciation ~ $12 million Q1 tax rate F17 tax rate 9% to 11% 9% to 11% Cash cycle days 67 to 71 days F17 capital expenditures $50 to $60 million

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